SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):

                                 April 21, 1997
-------------------------------------------------------------------------------


                               Coffee People, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Oregon                     0-21397                     93-1073218
-------------------------------------------------------------------------------
(State or other           (Commission File No.)            (IRS Employer
jurisdiction of                                          Identification No.)
incorporation)



 15100 SW Koll Parkway,  Suite J,  Beaverton,  Oregon            97006
-------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:

                                 (503) 672-9603
-------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

          On April 21, 1997, Coffee People, Inc., an Oregon corporation ("Coffee People") entered into a definitive agreement to acquire 15 retail specialty coffee stores located in Phoenix and Tucson, Arizona, and a related coffee bean wholesale business, for a purchase price of approximately $8.2 million, plus the cost of inventory to be purchased at closing. The stores are owned and operated by Coffee Plantation, Inc., an Arizona corporation ("Coffee Plantation").

          Coffee People intends to finance $6 million of the purchase price for the stores with a 5-year term loan from its primary lender, upon the terms and conditions set forth in a loan agreement, a copy of which is attached to this Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          2.1 Press Release, dated April 22, 1997, announcing the proposed acquisition of the assets of Coffee Plantation by Coffee People.

          2.2 Assets Purchase Agreement, dated April 21, 1997, between Coffee People, Coffee Plantation and Second Cup, Inc. (omitting all schedules and exhibits*).

          2.3 Amendment No. 1 to Business Loan Agreement, dated April 21, 1997 between Bank of America NT & SA and Coffee People.

          * A list of all schedules and exhibits is provided with the Assets Purchase Agreement. The undersigned Registrant hereby agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to the Assets Purchase Agreement upon request.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COFFEE PEOPLE, INC.
                                        (Registrant)



Date: April 25, 1997                    By: /s/Kenneth B. Ross
      --------------------              ---------------------------------------
                                        Kenneth B. Ross
                                        Chief Financial Officer

                                  EXHIBIT INDEX
Exhibit No.                                                               Page
-----------                                                               ----

2.1 Press Release, dated April 22, 1997, announcing the proposed acquisition of the assets of Coffee Plantation by Coffee People.

2.2 Assets Purchase Agreement, dated April 21, 1997, between Coffee People, Coffee Plantation and Second
          Cup, Inc. (omitting all schedules and exhibits*).

2.3       Amendment No. 1 to Business Loan Agreement, dated April
          21, 1997 between Bank of America NT & SA and Coffee
          People.

* A list of all schedules and exhibits is provided with the Assets Purchase Agreement. The undersigned Registrant hereby agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to the Assets Purchase Agreement upon request.